UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 22, 2015, Weatherford International public limited company (“we” or the “Company”) issued a news release announcing results for the quarter ended June 30, 2015. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

On July 23, 2015, we will hold a conference call at 8:30 a.m. eastern time (“ET”), 7:30 a.m. central time (“CT”), regarding the quarterly results for the Company’s second quarter ended June 30, 2015. This scheduled conference call was previously announced on April 29, 2015. To access the call, please contact the conference call operator at 866-393-8572, or 706-643-6499 for international calls, and ask for the Weatherford conference call. The call will also be made available via real-time webcast. A replay of the call will be available until 5:00 p.m. ET, August 6, 2015. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 38830853.

An enhanced webcast of the conference call and replay will be provided by NASDAQ OMX Corporate Solutions and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 7.01	Regulation FD Disclosure.

On July 22, 2015, we issued a news release announcing results for the Company’s second quarter ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 and incorporated into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit Number	Exhibit Description
99.1	News release dated July 22, 2015, announcing results for the quarter ended June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: July 22, 2015
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit Description
99.1	News release dated July 22, 2015, announcing results for the quarter ended June 30, 2015.